Prospectus Supplement dated September 30, 2005 to:	228305 9/05

PUTNAM MONEY MARKET FUND AND

PUTNAM TAX EXEMPT MONEY MARKET FUND

Prospectus dated January 30, 2005

The following sentence is added after the first sentence in the subsection “Money Market Fund (class A, M and T shares only) and Tax Exempt Money Market Fund” of the section “How do I buy fund shares?”:

Unless otherwise agreed with Putnam Retail Management, a deferred sales charge of 1.00% may apply to class A shares and class T shares that were obtained by exchanging shares from another Putnam fund that were originally purchased on or after October 3, 2005 without an initial sales charge, if the shares are redeemed within eighteen months of the original purchase date.

For information on the different CDSC that may apply to class A or T shares that were obtained by exchanging shares from another Putnam fund that were originally purchased prior to October 3, 2005, please see the prospectus.